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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2003

                           NB&T FINANCIAL GROUP, INC.
                           --------------------------

             (Exact name of registrant as specified in its charter)

             OHIO                        0-23134               31-1004998
         ------------                   ---------              ----------
(State or other jurisdiction of   (Commission File No.)  (IRS Employer I.D. No.)
        incorporation)


                   48 N. South Street, Wilmington, Ohio 45177
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 382-1441

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ITEM 5. Other Events and Regulation FD Disclosure.

On May 30, 2003, NB&T Financial Group, Inc. (the "Company") issued a press release announcing the Company has been approved for listing on The Nasdaq SmallCap Market under the trading symbol NBTF. The Company expects the listing to begin June 2, 2003. The press release is included herein as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             NB&T Financial Group, Inc.


                         By: /s/ Craig F. Fortin
                             --------------------
                             Craig F. Fortin
                             Senior Vice President,
                             Chief Financial Officer

Date: May 30, 2003